EXHIBIT 10.1


                     AMENDMENT NUMBER TWO TO SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT


     THIS AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of September 23, 2002, is entered among AVADO BRANDS, INC., a Georgia corporation ("Borrower"), each of the lenders that from time to time is a party hereto (such lenders, each individually a "Lender" and collectively, the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as administrative agent for the Lender Group (in such capacity, together with its successors in accordance with the Transferee Side Letter, if any, in such capacity, "Administrative Agent"), and ABLECO FINANCE LLC, a Delaware limited liability company, as collateral agent for the Lender Group (in such capacity, together with its successors in accordance with the Transferee Side Letter, if any, in such capacity, the "Collateral Agent"; Administrative Agent, Collateral Agent and the Lenders, individually and collectively, the "Lender Group"), in light of the following:

                               W I T N E S S E T H

     WHEREAS, Borrower, the Lenders, Administrative Agent, and Collateral Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of March 20, 2002, as amended by that certain Amendment Number One to Second Amended and Restated Credit Agreement dated as of June 4, 2002 (as amended, restated, supplemented, or modified from time to time, the "Credit Agreement");

     WHEREAS, Borrower has requested that the Lender Group consent to the amendment of the Credit Agreement as set forth herein; and

     WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Credit Agreement on the terms set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement, effective immediately, as follows:

     1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

     2. AMENDMENTS TO CREDIT AGREEMENT.

     (a) Section 1.01 of the Credit Agreement hereby is amended by amending and restating the following defined term in its entirety as follows:

     "Permitted Deferred Taxes" means with respect to any date (each such date, a "Determination Date") (A) before the date that is 90 days after the Effective Date, taxes which are set forth on Schedule 5.01(k)(ii) in an aggregate outstanding amount as of such Determination Date which is not more than $9,741,000, (B) on and after the date that is 90 days after the Effective Date and before the date that is 180 days after the Effective Date, penalties with respect to sales taxes set forth on Schedule 5.01(k)(iii) in an aggregate outstanding amount as of such Determination Date which is not more than $2,100,000, other than sales taxes owed to the State of Michigan, (C) on and after the date that is 180 days after the Effective Date and before the date that is 300 days after the Effective Date, penalties with respect to sales taxes set forth on Schedule 5.01(k)(iii) and owed to the State of Michigan, in an aggregate outstanding amount as of such Determination Date which is not more than $600,000, and (D) as of any Determination Date, any other taxes, interest thereon and/or penalties in an aggregate outstanding amount as of such Determination Date which is not more than $250,000.

     (b) Section 1.01 of the Credit Agreement hereby is amended by inserting the following new defined terms in proper alphabetical order:

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     "Second  Amendment"  means  that  certain  Amendment  Number  Two to Credit
Agreement, dated as of September 23, 2002, by and between the Borrower and the Lender Group.

     "Second Amendment Effective Date" means the date, if ever, that all of the conditions set forth in Section 3 of the Second Amendment shall be satisfied (or waived by Agent in its sole discretion).

     "Second Amendment Fee" has the meaning set forth in Section 2.06(c).

     (c) Section 1.01 of the Credit Agreement hereby is amended by deleting the phrase "Section 6.02(c)(ii)(B)" appearing in the definition of "Disposition" and replacing it with the phrase "Section 6.02(c)(iii)(F)".

     (d) Section 1.01 of the Credit Agreement hereby is amended by deleting the phrase "Section 6.02(c)(ii)" appearing in clause (xviii) of the definition of "Permitted Investments" and replacing it with the phrase "Section 6.02(c)(iii)".

     (e) Section 2.05(a)(ii) of the Credit Agreement is hereby amended by inserting the phrase "or Subsection (c)(vi)" before the last word thereof.

     (f) Section 2.05(c)(v) of the Credit Agreement hereby is amended by deleting the phrase "Section 6.02(c)(ii)(C)" appearing in the first sentence thereof and replacing it with the phrase "Section 6.02(c)(iii)(F)".

     (g) Section 2.06 of the Credit Agreement is hereby amended by inserting the following new clause (c) at the end thereof:

     "(c) Second Amendment Fee. Borrower shall pay to Administrative Agent, for the ratable benefit of the Lenders, an amendment fee in the amount of $25,000 (the "Second Amendment Fee"), which amendment fee shall be fully earned and non-refundable on the Second Amendment Effective Date, and shall be charged to Borrower's Loan Account on such date."

     (h) Section 4.03(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "(f) Within 180 days of the Effective Date, deliver to Collateral Agent a certificate of an Authorized Officer that states that all taxes imposed upon Borrower or any of its Subsidiaries or any property of Borrower or any of its Subsidiaries and which have become due and payable have been paid prior to delinquency, except (i) to the extent subject to a Permitted Protest, and (ii) taxes and penalties described in clauses (C) and (D) of the definition of "Permitted Deferred Taxes"."

     (i) Section 4.03 of the Credit Agreement is hereby amended by inserting the following new clause (l) immediately after Section 4.03(k):

     "(l) Within 300 days of the Effective Date, deliver to Collateral Agent a certificate of an Authorized Officer that states that all taxes imposed upon Borrower or any of its Subsidiaries or any property of Borrower or any of its Subsidiaries and which have become due and payable have been paid prior to delinquency, except (i) to the extent subject to a Permitted Protest, and (ii) taxes and penalties described in clause (D) of the definition of "Permitted Deferred Taxes"."

     (j) Section 6.01(c) of the Credit Agreement is hereby amended by deleting the phrase "(A) and (B)" and replacing it with the phrase "(A), (B) and (C)".

     (k) Section 6.02(c)(iii)(E) of the Credit Agreement hereby is amended by deleting the phrase "(c)(ii)(E)" appearing therein and replacing it with the phrase "(c)(iii)(E)".

     3. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following unless waived or deferred by the Required Lenders in their sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

     (a) Collateral Agent shall have received the reaffirmation and consent of each of the Guarantors in the form attached hereto as Exhibit A, on or before the Second Amendment Effective Date, duly executed and delivered, and in full force and effect.

     (b) The representations and warranties in the Credit Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

     (c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Lender Group.

     (d) No Event of Default shall result from the consummation of the transactions contemplated herein.

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     4.  CONSTRUCTION.  This  Amendment  shall be governed by and  construed  in accordance with the laws of the State of New York without giving effect to its conflicts of laws principles (other than any provisions thereof validating the choice of the laws of the State of New York as the governing law).

     5. ENTIRE AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly amended hereby, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

     6. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     7. AMENDMENTS. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

     8. MISCELLANEOUS

     (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

     (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Credit Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

     (c) The Lender Group hereby reserves all remedies, powers, rights, and privileges that the Lender Group may have under the Credit Agreement or the other Loan Documents, at law (including under the Code), in equity, or otherwise; and (b) all terms, conditions, and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and nothing herein shall operate as a consent to or a waiver, amendment, or forbearance in respect of any matter (including any Event of Default whether presently existing or subsequently occurring) or any other right, power, or remedy of the Lender Group under the Credit Agreement and the other Loan
Documents. No delay on the part of the Lender Group in the exercise of any remedy, power, right or privilege shall impair such remedy, power, right, or privilege or be construed to be a waiver of any default, nor shall any partial exercise of any such remedy, power, right or privilege preclude further exercise thereof or of any other remedy, power, right or privilege.

                            [signature page follows.]

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

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                       BORROWER:

                                       AVADO BRANDS, INC.,
                                       a Georgia corporation


                                       By:_________________________
                                          Name:
                                          Title:


                                       COLLATERAL AGENT:

                                       ABLECO FINANCE LLC,
                                       a Delaware limited liability company,
                                       as Collateral Agent


                                       By:_________________________
                                          Name:
                                          Title:


                                       ADMINISTRATIVE AGENT:

                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation,
                                       as Administrative Agent


                                       By:__________________________
                                          Name:
                                          Title:


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

                                       LENDERS:

                                       ABLECO FINANCE LLC,
                                       a Delaware limited liability company, for itself and its Affiliate assigns


                                       By:___________________________
                                          Name:
                                          Title:


                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation


                                       By:____________________________
                                          Name:
                                          Title:


                                       REGIMENT CAPITAL II, L.P.,
                                       a Delaware limited partnership


                                       By:____________________________
                                          Name:
                                          Title: Its General Partner


                                       HCM/Z Special
                                       Opportunities LLC, (F/K/A
                                       HZ Special Opportunities LLC),
                                       a Cayman Islands limited liability
                                       company


                                       By: Highbridge Capital Management, LLC


                                       By: __________________________________
                                           Name:    Daniel Zwirn
                                           Title: Portfolio Manager



     Exhibits and schedules to this agreement are not filed pursuant to Item 601(b)(2) of SEC Regulation S-K. By the filing of this form 10Q, the Registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.

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